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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 19, 2005

                             WALTER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                   001-13711              13-3429953
 (State or other jurisdiction of       (Commission            (IRS Employer
  incorporation or organization)       File Number)        Identification No.)

    4211 W. Boy Scout Boulevard, Tampa, Florida                   33607
      (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (813) 871-4811

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 7.01 "Regulation FD Disclosure."

On June 19, 2005, Walter Industries, Inc. issued a press release announcing that it had entered into a binding agreement to acquire Mueller Water Products, Inc. for $1.91 billion. A copy of the press release is attached hereto as Exhibit
99.1. Don DeFosset, Chairman and CEO of Walter Industries, Inc., will discuss the acquisition in a webcast on Monday, June 20 at 8:30 a.m. EDT that will be available live, and for replay for a period of time, via the Company's website at www.walterind.com.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WALTER INDUSTRIES, INC.


                                     By:     /s/ Victor P. Patrick
                                             -----------------------------------
                                     Title:  Victor P. Patrick
                                             Sr. Vice President, General Counsel
                                             and Secretary

Date:  June 20, 2005

EXHIBIT INDEX
(99.1) Press released dated: June 19, 2005, Walter Industries, Inc. To Acquire Mueller Water Products, Inc. for 1.91 Billion.